                                                                    EXHIBIT 10.5

              ASSIGNMENT AND ASSUMPTION OF GROUND LEASE AGREEMENT


THIS ASSIGNMENT AND ASSUMPTION OF GROUND LEASE AGREEMENT (this "Agreement") is dated this 1st day of February, 2000 and is by and between Scout Development Corporation, a Missouri corporation ("Scout") and Fitzgeralds Reno, Inc., a Nevada corporation ("Fitzgeralds").

                                   SECTION I

                                    RECITALS

     1.1 On or about March 1, 1978, Donald L. Wilkerson ("Wilkerson") entered into a written agreement entitled "Ground Lease", (the "Original Ground Lease") with South Pacific Transportation Company, a Delaware corporation ("Southern Pacific" or "SP") wherein Wilkerson leased from Southern Pacific certain real property (the "Land") in the City of Reno, County of Washoe, State of Nevada. A true and correct copy of the Original Ground Lease is attached hereto as Exhibit "A" and made a part hereof by reference.

     1.2 On or about February 22, 1979, Southern Pacific and Wilkerson entered into a "Supplemental Agreement" (the "First Supplemental Agreement") amending the Original Ground Lease. A true and correct copy of the First Supplemental Agreement is attached hereto as Exhibit "B" and made a part hereof by reference.


     1.3 On or about August 22, 1979, Wilkerson exercised his option under
Section 2.02 of the Original Ground Lease to extend the term under the Original Ground Lease and First Supplemental Agreement. By exercise of that option, the term was extended for an additional period of ten (10) years, for a total term of forty-five (45) years, which term expires on the 28th day of February 2023.

     1.4 On or about September 27, 1979, Southern Pacific and Wilkerson executed a "Memorandum of Ground Lease Agreement" (the "Lease Memorandum") giving public notice of the execution and effect of the Original Ground Lease and Supplemental Agreement. The Lease Memorandum was recorded in the official records of the Washoe County Recorder on the 27th day of February 1980 as instrument number 659260.

     1.5 On or about December 19, 1979, Wilkerson and BMA Corporation, a Missouri corporation ("BMA Corporation") formerly known and then known as BMA Properties, Inc., a Missouri corporation, formed a general partnership under the laws of the state of Nevada, under the name of Plaza Investments ("Plaza Investments"). On the same day, December 19, 1979, Wilkerson assigned his entire interest in the Original Ground Lease and First Supplemental Agreement to Plaza Investments (the "Wilkerson/Plaza Investments Assignment"). On the same day, Wilkerson and Plaza Investments entered into a "Memorandum of Assignment of Lease" (the

"Wilkerson/Plaza Investments Assignment Memorandum") dated December 19, 1979 and recorded the same on January 9, 1980 in the official records of the Washoe County Recorder as instrument no. 651035. The Wilkerson/Plaza Investments Assignment Memorandum was thereafter re-recorded on February 27, 1980 in the official records of the Washoe County Recorder as instrument no 659261.

     1.6 On or about July 16, 1984, Southern Pacific and Plaza Investments (by and through Wilkerson) entered into a "Supplemental Agreement" (the "Second Supplemental Agreement") wherein Southern Pacific and Plaza Investments adjusted the minimum annual rent under Section 3.01 and 3.02 of the Ground
Lease for a period of five (5) years commencing January 1, 1984 and terminating on December 31, 1988. A true and correct copy of the Second Supplemental Agreement is attached hereto as Exhibit "C" and made a part hereof by reference.

     1.7 By virtue of an agreement dated January 1, 1989, Southern Pacific and Plaza Investments entered into a "Memorandum Confirming Rent Adjustment" (the "Third Supplemental Agreement") wherein Southern Pacific and Plaza Investments adjusted minimum annual rent under Sections 3.01 and 3.02 of the Original Ground Lease for a period of five (5) years commencing January 1, 1989 and terminating on December 31, 1993. A true and correct copy of the Third Supplemental Agreement is attached hereto as Exhibit "D" and made a part hereof by reference.

     1.7A On or about March 18, 1999, G and S Investment and Scout agreed to adjust the minimum annual rent under Section 3.02 of the Ground Lease for a period of five (5) years commencing January 1, 1999, and terminating on December 31, 2003. A true and correct copy of this Agreement is attached hereto as Exhibit "D-1" and made a part hereof by reference.

     1.8 On or about January 26, 2000, Union Pacific Railroad Company, a Delaware corporation ("Union Pacific"), a successor to Southern Pacific, Scout and G and S Investment Company entered into a "Deed of Correction and Reformation and Boundary Line Adjustment Agreement" wherein the legal description of the Land and the rights which should have been included in the Original Ground Lease was corrected. The Deed of Correction and Reformation and Boundary Line Agreement was recorded in the official records of the Washoe County Recorder on the 26 day of January, 2000 as instrument no. 2417486 and the "Record of Survey" referenced therein was recorded in the official records of the Washoe Country Recorder on the 26 day of January, 2000 an instrument no. 2417487. The Deed of Correction and Reformation and Boundary Line Adjustment Agreement and the Record of Survey are herein referred to as the "Fourth Supplemental Agreement".

     1.9 As used herein, the following terms have the following meanings:

          A. The term "Subject Lease" means the Original Ground Lease between Southern Pacific and Wilkerson, as supplemented by the First Supplemental Agreement, the Second Supplemental Agreement, the Third Supplemental Agreement, and the Fourth Supplemental Agreement, and as identified in the Ground Lease Memorandum recorded February 27, 1980 in the official records of the Washoe County Recorder as instrument no. 659261; and

          B. The term "Leasehold Improvements" means all improvements constructed by Plaza Investments, or any other lessee under the Subject Lease, on the land.

     1.10 On or about May 2, 1989, Wilkerson and BMA Corporation dissolved Plaza Investments Under the Plaza Investment Partnership Dissolution Agreement, which dissolved Plaza Investments, the entire right, title, and interest of Plaza Investments in and to the Subject Lease, and in and to the Leasehold Improvements, was transferred to BMA Corporation. On September 29, 1989 a "Deed" dated the same date, which transferred to BMA Corporation the entire interest of Plaza Investments in the Leasehold Improvements and in the Subject Lease (the "Plaza/BMA Corporation Deed") was recorded in the official records of the Washoe County as instrument no. 1352951.

     1.11 By virtue of an "Assignment of Leasehold Interest" dated August 9, 1990 (the "BMA Corporation/Scout Assignment") recorded October 26, 1990, BMA Corporation transferred its leasehold interest under the Subject Lease and its ownership interest in the Leasehold Improvements to Scout. The BMA Corporation/ Scout Assignment was recorded October 26, 1990 in the official records of the Washoe County Recorder as instrument no. 1437239.

     1.12 By virtue of a "Grant, Bargain, Sale Deed" dated June 15, 1990 (the "BMA Corporation/Scout Deed") BMA Corporation transferred its Interest in the Leasehold Improvements, subject to the Subject Lease, to Scout. The BMA Corporation/Scout Deed was recorded on October 26, 1990 is the official records of the Washoe County Recorder as instrument no. 1437240.

     1.13 Scout is presently the lessee under the Subject Lease, and Scout is presently the owner of the Leasehold Improvement. G and S Investment is presently the lessor under the Subject Lease. Scout and G and S Investment acknowledges that the Subject Lease is in full force and effect as of the date of the execution of this instrument.

     1.14 By virtue of a "Grant, Bargain and Sale Deed" dated August 10, 1990, (the "SP/Lake Trust Deed") recorded August 24, 1990. Southern Pacific transferred its interest in the Land and its leasehold interest (as lessor) in the Subject Lease to George E. Croom, Jr. and Sharon M. Croom, as trustees of The Lake Trust (hereafter "The Lake Trust"). The SP/Lake Trust Deed was recorded August 24, 1990 in the official records of the Washoe County Recorder as instrument no. 1422684.

     1.15 By virtue of a "Quitclaim Deed" dated October 8, 1992, (the "Lake Trust/G and S Investment Deed") recorded October 13, 1992. The Lake Trust quitclaimed to G and S Investment its interest in and to the property which was conveyed to The Lake Trust in the SP/Lake Trust Deed. The Lake Trust/G and S Investment Deed was recorded October 13, 1992 in book 3927, pages 160-169 inclusive in the official records of the Washoe County Recorder as instrument no. 1613410.

     1.16 By virtue of an "Assignment of Lease and Assumption Agreement" dated October 8, 1992 (the "Lake Trust/G and S Investment Assignment") recorded October 13, 1992, The Lake Trust assigned its interest in the Subject Lease to G and S Investment and G and S Investment assumed all obligations of The Lake Trust/G and S Investment Assignment. The Lake Trust/G and S Investment Assignment was recorded October 13, 1992 in the official records of the Washoe County Recorder as instrument no. 1613411.

     1.17 On or about October 11, 1999, Scout and Fitzgeralds entered into a Purchase Agreement (the "Purchase Agreement") for the sale and purchase of the Land and Leasehold Improvements. The purpose of this instrument is to accomplish certain transfers contemplated by the Purchase Agreement, namely (a) the assignment to Fitzgeralds of the entire rights, title and interest of Scout as lessee under the Subject Lease, (b) the sale by Scout to Fitzgeralds of the Leasehold Improvements, and (c) the assumption by Fitzgeralds of the obligations of Scout under the Subject Lease.


                                   SECTION 2

                           ASSIGNMENT AND CONVEYANCE


     IN CONSIDERATION of $10.00 (ten dollars) paid by Fitzgeralds to Scout, and for other good and valuable consideration, the parties agree as follows:

     2.1  Assignment. Pursuant to the Purchase Agreement referenced in Section
1.17 hereof, Scout hereby assigns, conveys, transfers, sets over and delivers to Fitzgeralds (a) all of Scout's rights, title and interest as lessee under the Subject Lease, and all of Scout's rights, title and interest in and to the leasehold estate created under the Ground Lease, and (b) all of its fee simple interest in and to the Leasehold Improvements, subject to matters now appearing of record and the rights of the Lessor under the Subject Lease. The parties agree that from and after the date hereof Scout shall have no further right, title or interest in and to the Subject Lease, the leasehold estate thereunder, or such Leasehold Improvements. Fitzgeralds shall be and become the lessee under the Subject Lease and the owner of the fee simple title to the Leasehold Improvements; provided, however, this Agreement is conditional upon the assumption by Fitzgeralds under Section 2.2 hereof of all obligations of Scout under the Subject Lease and the consent by G and S Investment to this Agreement.

     2.2 Acceptance of Assignment and Assumption of Obligations. Fitzgeralds hereby expressly accepts the assignment of Scout's leasehold interest under the Subject Lease and the conveyance of Scout's fee simple interest in the Leasehold Improvements. Fitzgeralds hereby expressly assumes all of Scout's obligations under the Subject Lease arising from and after the date that each party hereto has executed this Agreement and that G and S investment has consented to this Agreement (the "Effective Date"). Fitzgeralds hereby agrees to defend, indemnify, and hold Scout harmless from and against any and all claims which may hereafter arise under and by virtue of the Subject Lease and Fitzgeralds' ownership of the Leasehold Improvements from and after the Effective Date. Scout hereby agrees to defend, indemnify and hold Fitzgeralds harmless from and against any and all claims which may arise or have arisen under and by virtue of the Subject Lease and Scout's ownership of the Leasehold Improvements prior to the Effective Date.

     2.3 Representations and Warranties. Scout represents and warrants to Fitzgeralds that Scout has not previously assigned all or part of its leasehold interest under the Subject Lease or its fee simple interest in the Leasehold Improvements, that no portion of such lessee's interest or leasehold interest or property interest has been the subject of any security interest, collateral assignment or conveyance other than the Deed of Trust and related security instruments in favor of Scout; and that the Subject Lease is still in full force and effect in accordance with the original terms and conditions of the Subject Lease. Scout further represents and warrants to Fitzgeralds that Scout has full right, power and authority to execute this Assignment and the same does not conflict with any agreement, judgment, order, decree, rule, regulation or other legal obligation under which Scout is bound.

     2.4 Payments to G and S Investment. Scout agrees to pay the minimum rental due each month to G and S Investment together with such other amounts as may be due in accordance with the terms of the Subject Lease; provided, however, Scout's agreement to pay G and S Investment shall in no way be construed as a release of Fitzgeralds' obligations hereunder and under the Subject Lease, and Fitzgeralds shall pay the minimum rental due each month to Scout together with such other amounts as may be due in accordance with the terms of the Subject Lease. G and S Investment shall have the option at any time during the term of the Subject Lease upon prior written notice thereof to require that the minimum rental due each month together with such other amounts as may be due in accordance with the terms of the Subject Lease be paid directly by Fitzgeralds to G and S Investment.

                                   SECTION 3

                                 MISCELLANEOUS

     3.1 Heirs, Successors and Assigns. This agreement shall be binding upon and inure to the benefit of the legal representatives, heirs, successors, and assigns of the parties hereto.

     3.2 Entire Agreement. This Agreement and the Purchase Agreement are the entire agreements of the parties in the matters covered hereby. The parties may not alter, amend or modify this agreement, except by a written and acknowledged instrument executed by both parties. This agreement includes all representations of every kind and nature made by each party to the other.

     3.3 Notices. Any notice which either party may or is required to give to the other shall be given by mailing the same, postage prepaid, sent certified mail, return receipt requested and deposited in a receptacle for U.S. mail addressed as hereafter provided:

TO SCOUT:                              - with a copy to -
Scout Development Corporation          Scout Development Corporation
1350 South Boulder Street              7066 Lakeview Haven Drive, Suite 131
Tulsa, OK 74119                        Houston, Texas 77095
Attention: Eric Grimshaw               Attention: Anthony L. Levinson

TO FITZGERALDS:               Fitzgeralds Reno, Inc.
                              255 North Virginia Street
                              Reno, Nevada 89501
                              Attention: Michael E. McPherson

                              - with a copy to -

                              Gordon & Silver, Ltd.
                              3960 Howard Hughes Parkway
                              Ninth Floor
                              Las Vegas, Nevada 89109
                              Attention: James S. Mace

         Notice shall be deemed received by the person or entity to whom notice is given within seventy-two (72) hours after the date of mailing of such notice pursuant to this Section 3.3.

         The addresses to which notices shall be given may be changed or modified from time to time, by notice given by the party whose address is changed or is being changed to the other parties in the manner provided in this
Section 3.3.

         3.4 Applicable Law. The laws of the State of Nevada shall, in all instances, govern the interpretation and effect of this Agreement.


ASSIGNOR:                                    ASSIGNEE:

SCOUT DEVELOPMENT CORPORATION,               FITZGERALDS RENO, INC.,
a Missouri corporation                       a Nevada corporation


By: /s/ ANTHONY L. LEVINSON                  By: /s/ MICHAEL E. MCPHERSON
   ------------------------------               --------------------------------
   Name:  Anthony L. Levinson                   Name:  Michael E. McPherson
   Title: Executive Vice President              Title: Executive Vice President
                                                       & Chief Financial Officer

STATE OF TEXAS     )
                   ) ss:
COUNTY OF HARRIS   )

     On this 1st day of November, 1999, before me, the undersigned, a Notary Public, duly commissioned and sworn, personally appeared Anthony L. Levinson, the Executive Vice President of Scout Development Corporation, known to me to be the person whose name is subscribed to the within instrument, and who acknowledged to me that he/she executed the same freely and voluntarily for the uses and purposes therein mentioned.

[NOTARY STAMP]                          /s/ LINDA C. SEABOURNE
                                        -----------------------------------
                                        Notary Public, State of Texas



STATE OF NEVADA    )
                   ) ss:
COUNTY OF CLARK    )

     On this 3rd day of November, 1999, before me, the undersigned, a Notary Public, duly commissioned and sworn, personally appeared Michael E. McPherson, the Executive Vice President of Fitzgeralds Reno, Inc., to me to be the person whose name is subscribed to the within instrument, and who acknowledged to me that he/she executed the same freely and voluntarily for the uses and purposes therein mentioned.

[NOTARY STAMP]                          /s/ SUSAN E. SLAUGHTER
                                        -----------------------------------
                                        Notary Public

                             CONSENT TO ASSIGNMENT

     G and S Investment Company, a Nevada limited partnership, hereby consents to the foregoing assignment and assumption in each, every, and all respects; provided, however that such consent shall not release Scout Development Corporation of and from any and all obligations under the Subject Lease, and Scout Development Corporation shall remain liable to Lessor to perform all of the obligations of Lessee under the Subject Lease.

     Dated this 22nd day of November, 1999.

                                   G and S Investment Company,
                                   a Nevada limited partnership


                                   By: /s/ GEORGE E. CROOM, JR.
                                       ------------------------------------
                                   Name: GEORGE E. CROOM, JR.
                                         ----------------------------------
                                   Title: A General Partner
                                          ---------------------------------



STATE OF CALIFORNIA

COUNTY OF RIVERSIDE

     On this 22nd day of November, 1999 before me, a notary public, appeared George E. Croom, known to me to be General Partner of G and S Investment Company, a Nevada limited partnership.

[NOTARY STAMP]                          /s/ EVELYN M. KELSEY
                                        -----------------------------------
                                        Notary Public

                                   EXHIBIT A

                                  GROUND LEASE

A COPY OF THIS INSTRUMENT MAY BE REVIEWED IN THE OFFICES OF FITZGERALDS RENO, INC. AND SCOUT DEVELOPMENT CORPORATION.

                                   EXHIBIT B

                          FIRST SUPPLEMENTAL AGREEMENT

A COPY OF THIS INSTRUMENT MAY BE REVIEWED IN THE OFFICES OF FITZGERALDS RENO, INC. AND SCOUT DEVELOPMENT CORPORATION.

                                   EXHIBIT C

                         SECOND SUPPLEMENTAL AGREEMENT

A COPY OF THIS INSTRUMENT MAY BE REVIEWED IN THE OFFICES OF FITZGERALDS RENO, INC. AND SCOUT DEVELOPMENT CORPORATION.

                                   EXHIBIT D

                          THIRD SUPPLEMENTAL AGREEMENT

A COPY OF THIS INSTRUMENT MAY BE REVIEWED IN THE OFFICES OF FITZGERALDS RENO, INC. AND SCOUT DEVELOPMENT CORPORATION.

                                   EXHIBIT E

                         FOURTH SUPPLEMENTAL AGREEMENT

A COPY OF THIS INSTRUMENT MAY BE REVIEWED IN THE OFFICES OF FITZGERALDS RENO, INC. AND SCOUT DEVELOPMENT CORPORATION.

                                  DESCRIPTION

All that certain lot, piece or parcel of land situate in the County of Washoe, State of Nevada, described as follows:

PARCEL 1: (ADJUSTED PARCEL A)

A parcel of land situated within the NE 1/4 of Section 11, T19N, R19E, M.D.M., Reno, Washoe County, Nevada, being all of "Adjusted Parcel A" as shown on the Record of Survey showing a boundary line adjustment for Union Pacific Railroad Company, Scout Development Corporation, an G and S Investment Company, as recorded on January 26, 2000 in the official records of Washoe County, Nevada, File No. 2417487 and being further described as follows:

Beginning at the Northeast corner of Parcel A of Parcel Map No. 2461, File No. 1422392 of the Official Records of Washoe County, Nevada; thence S 13(degree)48'25"E, 105.50 feet along the Easterly line of said Parcel A; thence S 76(degree)10'00"W, 300.64 feet; thence N 13(degree)47'50"W, 105.67 feet along the Westerly line of said Parcel to the Northwest corner of said Parcel A; thence N 76(degree)11'59"E, 300.62 feet along the Northerly line of said Parcel A, to the Point of Beginning.

The above described parcel contains an area of approximately 31,743 sq. ft.

BASIS OF BEARINGS: Parcel Map No. 2461 for Southern Pacific Transportation Company, File No. 1422392 of the Official Records of Washoe County, Nevada.


PARCEL 2: (ADJUSTED PARCEL B)

A parcel consisting of air rights situated within the NE 1/4 of Section 11, T19N, R19E, M.D.M., Reno, Washoe County, Nevada, being all of "Adjusted Parcel B" as shown on the Record of Survey showing a boundary line adjustment for Union Pacific Railroad Company, Scout Development Corporation, and G and S Investment Company, as recorded on January 26, 2000 in the official records of Washoe County, Nevada, File No. 2417487 and being further described as follows:

Parcel 2 Legal Continued

Beginning at a point on the Easterly line of Parcel A of Parcel Map No. 2461, File No. 1422392 of the Official Records of Washoe County, Nevada; from which the Northeast corner of said Parcel A bears N 13(degree)48'25"W, 105.50 feet said point of beginning having an elevation of 4522.50 feet; thence S 13(degree)48'25"E, 53.65 feet said point having an elevation of 4522.50 feet; thence S 76(degree)10'00"W, 300.65 feet said point having an elevation of 4525.1 feet; thence N 13(degree)47'50"W, 53.65 feet said point having an elevation of 4525.1 feet, thence N 76(degree)10'00"E, 300.64 feet to the Point of Beginning. Said surface shall be formed such that it maintains a constant slope between the elevations described for the four corners.

The above described land parcel (above which the air rights are situated) contains an area of approximately 16,130 sq. ft.

EXCEPTING THEREFROM a parcel of land situated within the NE 1/4 of Section 11, T19N, R19E, M.D.M., Reno, Washoe County, Nevada, and being all that real property located below a surface which has vertices defined as follows:

Beginning at a point on the Easterly line of Parcel A of Parcel Map No. 2461, File No. 1422392 of the Official Records of Washoe County, Nevada; from which the Northeast corner of said Parcel A bears N 13(degree)48'25"W, 106.30 feet said point of beginning having an elevation of 4524.00 feet; thence S 13(degree)48'25"E, 52.05 feet said point having an elevation of 4524.00 feet; thence S 76(degree)10'00"W, 300.65 feet said point having an elevation of 4526.6 feet; thence N 13(degree)47'50"W, 52.05 feet said point having an elevation of 4526.6 feet, thence N 76(degree)10'00"E, 300.64 feet to the Point of Beginning. Said surface shall be formed such that it maintains a constant slope between the elevations described for the four corners.

BASIS OF BEARINGS: Parcel Map No. 2461 for Southern Pacific Transportation Company, File No. 1422392 of the Official Records of Washoe County, Nevada.

BASIS OF ELEVATIONS: City of Reno benchmark No. 96, a nail and washer located in the top of the curb at the Northeast corner of East Fourth Street and North Center Street, Elevation=4496.46 feet.

PARCEL 3: (ADJUSTED PARCEL C)

A parcel of land situated within the NE 1/4 Section 11, T19N, R19E, M.D.M., Reno, Washoe County, Nevada, being all of "Adjusted Parcel C" as shown on the Record of Survey showing a boundary line adjustment for Union Pacific Railroad Company, Scout Development Corporation, and G and S Investment Company, as recorded on January 26, 2000 in the official records of Washoe County, Nevada, File No. 2417487 and being further described as follows:

Beginning at the Southeast corner of Parcel C of Parcel Map No. 2461, File No. 1422392 of the Official Records of Washoe County, Nevada; thence
S 76(degree)10'00"W, 300.65 feet along the Southerly line of said Parcel C; thence N 13(degree)47'50"W, 20.82 feet; thence N 76(degree)10'00"E, 300.65 feet; thence S 13(degree)48'25"E, 20.82 feet to the Point of Beginning.

The above described parcel contains an area of approximately 6,260 sq. ft.

BASIS OF BEARINGS: Parcel Map No. 2461 for Southern Pacific Transportation Company, File No. 1422392 of the Official Records of Washoe County, Nevada.

PARCEL 4:

All buildings and improvements located on the real property described in Parcels 1 through 3 above.



                                                                         [STAMP]